UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934

February 16, 2005

Date of Report (date of earliest event reported)

Deltic Timber Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-12147	71-0795870
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

210 East Elm Street, El Dorado, Arkansas	71730
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (870) 881-9400

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ENTRY MATERIAL AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement

On February 16, 2005, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Deltic Timber Corporation (“Deltic” or the “Company”) acted in regard to several compensation matters related to the Company’s chief executive officer, Mr. Ray C. Dillon, and its four other most highly compensated executive officers for Deltic’s last completed fiscal year (the “named executive officers”).

Annual Incentive Compensation

The Committee determined that the performance measure, which had been established in February, 2004, under the Company’s Annual Incentive Compensation Plan had been met, and the Committee awarded bonuses for 2004 performance to Mr. Dillon and the other named executive officers in the amounts indicated below.

Named Executive Officer	2004 Bonus Amount
Ray C. Dillon	$270,000.00
Clefton D. Vaughan	$145,308.00
W. Bayless Rowe	$129,229.00
Kent L. Streeter	$75,000.00
David V. Meghreblian	$88,026.00

The Committee also established the financial and business performance measures for granting bonuses for fiscal year 2005 under Deltic’s Annual Incentive Compensation Plan. These criteria are applicable to all participants under the Plan, although some participants’ potential bonuses are dependent only on the financial performance measure and some on a combination of the financial and business segment performance measures. Under Deltic’s Annual Incentive Compensation Plan, an annual cash bonus pool is established and funded based on performance as measured against established financial and/or business segment performance measures of the Company. In general, the bonus pool is allocated to each participant based on the participant’s “target bonus percentage” (a percentage of such participant’s current salary) and the extent to which Deltic meets the established financial and/or business segment performance measures. At its February 16, 2005 meeting, the Committee established return on capital employed (“ROCE”) as the financial performance measure under the Annual Incentive Compensation Plan for fiscal year 2005. The Committee also established the matrix indicated below for its 2005 financial performance measure.

Level of Financial Measure	Multiples of Target Bonus Percentage
Less than threshold level	No bonus
Threshold level (80% of measure)	25% of target bonus percentage
Target level (100% of measure)	100% of target bonus percentage
Maximum level (136% of measure)	200% of target bonus percentage

Where the relative value falls between these percentages, the actual amount of bonus will be determined by interpolation.

In addition, individual business segment performance measures were also established related to the Company’s business segments operating budgets.

The Committee approved the target bonus percentage indicated below for each of the named executive officers

Named Executive Officer	Target Bonus Percentage
Ray C. Dillon	60% of base salary
Clefton D. Vaughan	50% of base salary
W. Bayless Rowe	50% of base salary
Kent L. Streeter	50% of base salary
David V. Meghreblian	50% of base salary

Pursuant to the terms of Deltic’s Annual Incentive Compensation Plan, a bonus equal to a multiple of the named executive officer’s target bonus percentage will be paid depending on the level of performance achieved by Deltic with respect to its financial and/or business segment performance measures described above.

2002 Stock Incentive Plan Awards

The 2002 Stock Incentive Plan (“2002 SIP”) was approved at the Annual Meeting of Stockholders held on April 25, 2002. Under the 2002 SIP, each of the named executive officers is eligible to receive long-term incentive awards in amounts determined by the Committee after consideration of information supplied by the Committee’s independent compensation consultant. Each named executive officer’s award is divided between non-qualified stock options (“NQSO”), restricted stock that vests at the end of four years (“Time Vesting”), and performance restricted stock that may vest depending on the Company’s total shareholder return measured against the relative return of the S&P Paper and Forest Products Index over the same four year period (“Performance Vesting”). At its February 16, 2005, meeting, the Committee granted awards under the 2002 SIP indicated below to the named executive officers.

Named Executive Officer	NQSO	Time Vesting	Performance Vesting
Ray C. Dillon	10,351	3,750	4,620
Clefton D. Vaughan	4,723	1,629	2,108
W. Bayless Rowe	4,036	1,392	1,801
Kent L. Streeter	4,530	1,563	2,022
David V. Meghreblian	3,350	1,155	1,495

Each Performance Vesting restricted stock award is subject to forfeiture should the total shareholder return of Deltic fall below 80% of the relative return of the S&P Paper and Forest Product Index and may increase up to 200% should the relative return meet or exceed 130% of the same index. Where the relative return falls between these percentages, the actual number of shares issued will be determined by interpolation.

Base Salary of Named Executive Officers

On February 16, 2005, the Committee approved new annual base salaries for each of the named executive officers effective March 1, 2005. Indicated below are the salaries that the Committee approved.

Named Executive Officer	Base Salary
Ray C. Dillon	$450,000.00
Clefton D. Vaughan	$263,000.00
W. Bayless Rowe	$218,600.00
Kent L. Streeter	$213,600.00
David V. Meghreblian	$177,500.00

Other Committee Actions

The Committee also: 1) reaffirmed Mr. Dillon’s change-in-control agreement disclosed in the Company’s proxy statement dated March 22, 2004, under which the Company agreed to pay two years’ base salary and benefits, plus two years of the target bonus percentage should there occur a change in control of the Company, and Mr. Dillon is dismissed or suffers a reduction in salary and potential bonus and/or a meaningful diminution of job responsibility within two years of the change in control event; 2) approved change in-control agreements for the named executive officers other than Mr. Dillon, entitling each of them to one year’s salary, bonus, and benefits upon the same terms as described above for Mr. Dillon’s agreement; and 3) established an involuntary severance agreement for Mr. Dillon whereby should he be terminated for any reason other than by the Company for cause, Mr. Dillon will be entitled to two years’ salary, bonus, and benefits.

Compensation of Non-Employee Directors

The Nominating and Corporate Governance Committee of the Board of Directors establishes the cash compensation for the Company’s non-employee directors, and makes recommendations to the Committee as to any equity component of compensation for non-employee directors. On February 16, 2005, this committee approved the following 2005 compensation package for non-employee directors and recommended to the Committee awards of 500 shares of Time Vesting restricted stock. The Nominating and Corporate Governance Committee determined that non-employee directors shall be paid an annual retainer in the amount of $20,000.00. Also, each Chairperson of the Audit Committee, the Executive Compensation Committee and the Nominating and Corporate Governance Committee shall be paid an annual retainer of $3,000.00, and the Company’s non- employee Chairman of the Board shall be paid an annual retainer of $75,000.00, each in addition to the non-employee director annual retainer. All retainers are paid quarterly in arrears. The Committee accepted the recommendation of the Nominating and Corporate Governance Committee and awarded 500 shares of Time Vesting restricted stock to each non-employee director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deltic Timber Corporation

By:	/s/ W. Bayless Rowe
W. Bayless Rowe, Secretary

Date: February 23, 2005